UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2018

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 8.01 Other Events.

On August 1, 2018, we, through GAHC4 Pinnacle SH JV, LLC, a joint venture in which we own an approximate 98% interest and of which we serve as the managing member, with MStar Pelican Bay Holdings, LLC, an affiliate of Meridian Senior Living, LLC, acquired Pinnacle Warrenton ALF from Warrenton ClearPath Property Investment, LLC, as seller, an unaffiliated third party, for a contract purchase price of $8,100,000, plus closing costs. We financed the purchase of Pinnacle Warrenton ALF using cash on hand and borrowings under our revolving line of credit with Bank of America, N.A. and KeyBank, National Association. In connection with the acquisition of Pinnacle Beaumont ALF, we paid to Griffin-American Healthcare REIT IV Advisor, LLC, our advisor, a base acquisition fee of approximately $180,000, or 2.25% of the contract purchase price of Pinnacle Warrenton ALF paid by us. Additionally, as described more fully in the prospectus for our initial public offering, we have accrued for a contingent advisor payment of approximately $180,000, or 2.25% of the contract purchase price of the property paid by us, which shall be paid to our advisor, subject to the satisfaction of certain conditions.

Pinnacle Warrenton ALF, a senior housing facility located in Warrenton, Missouri, consists of approximately 34,000 square feet of gross leasable area and 53 units, offers assisted living and memory care services and is currently approximately 91% occupied. We operate Pinnacle Warrenton ALF utilizing the structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, which is commonly referred to as a “RIDEA” structure.

On August 6, 2018, American Healthcare Investors, LLC, one of our co-sponsors and the managing member of our advisor, issued a press release announcing our acquisition of Pinnacle Warrenton ALF. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	American Healthcare Investors, LLC Press Release, dated August 6, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.

August 6, 2018	By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer